 REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into by and between Infobionics, Incorporated, a Minnesota corporation, having an office at 756 Goodrich Avenue, St. Paul, MN 55105 (the “Company”) and ___________ (the “Holder”), an individual whose address is __________________________________________________.

WHEREAS, Holder is the owner of units of the Company’s securities (the “Units”), each Unit consisting of four (4) shares of common stock (the “Shares”), two (2) callable common stock purchase warrants and two (2) non-callable common stock purchase warrants. The callable and non-callable warrants are sometimes collectively referred to herein as the “Warrants;”

WHEREAS, in accordance with the terms of the Securities Purchase Agreement pursuant to which the Holder acquired the Units, the Company has granted to Holder registration rights for the Shares and the shares issuable upon exercise of the Warrants (the “Warrant Shares”);

WHEREAS, this Agreement sets for the specific terms and conditions of those registration rights;

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties agree as follows:

1.  Registration.

(A)  (i) Mandatory Registration. The Company shall prepare and file with the Securities and Exchange Commission (the “Commission”) within six (6) months after the date on which a minimum of $4,000,000 has been raised (the “Filing Date”) by the Company in connection with that certain offering described in the Company’s Confidential Offering Memorandum, dated as of October 10, 2006 and as amended in Amendment No. 1 to the Memorandum dated May 1, 2007 (“Amendment No. 1”), Amendment No. 2 to the Memorandum dated October 1, 2007 (“Amendment No. 2”) and Amendment No. 3 to the Memorandum dated November 1, 2007 which incorporates the information presented in Amendment No. 1 and Amendment No. 2 (the “Memorandum”), a Resale Registration Statement on Form SB-2 (or, if Form SB-2 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, subject to the consent of the Holders, which consent will not be unreasonably withheld), which Resale Registration Statement, to the extent allowable under the Securities Act of 1933, as amended (the “1933 Act”) and the rules and regulations promulgated thereunder (including Rule 415), shall register the Shares, the Warrant Shares, any shares issued to Mercer Capital, Ltd. (the “Placement Agent”) and any shares that are issuable to the Placement Agent upon exercise the of Placement Warrants (the Shares, Warrant Shares and any shares issuable to the Placement Agent upon exercise of the Placement Warrants are hereinafter collectively referred to as the “Registrable Securities”) and such Resale Registration Statement shall state that it also covers such indeterminate number of additional shares of the Company’s common stock as may become issuable upon the issuance of additional Units prior to the filing of the Resale Registration Statement .

(ii)  Reduction in Exercise Price of the Warrants. The Company and the Purchasers agree that the Holders will suffer damages if the Resale Registration Statement is not filed on or prior to the Filing Date and not declared effective by the Commission within six (6) months after the Resale Registration Statement is filed (the “Effective Date”) or maintained in the manner contemplated herein. The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, (i) if the Resale Registration Statement is not filed by the Filing Date, then the exercise price of the Callable Warrants and Non-Callable Warrants shall be reduced by 25% and thereafter, 25% for each 30 day period or part thereof that the Resale Registration Statement is not filed. For example, if the Resale Registration Statement is not filed by the filing date, the exercise price of the Callable Warrants and Non-Callable Warrants shall be reduced to $1.50 and $3.00 respectively. If the Registration Statement is not filed within the first 30 day period, then the exercise price of the Callable Warrants and Non Callable Warrants shall be reduced by an additional 25% to $1.12 and $2.25 respectively; and (ii) if after the Resale Registration Statement is filed, the Resale Registration Statement is not declared effective by the Effective Date, the exercise price of the Warrants, as may have been adjusted by this Section 1(A)(ii), shall be reduced by an additional 25% for each 30 day period or part thereof that the Resale Registration Statement is not declared effective by the SEC. The reduction in the exercise price of the Warrants shall be in accordance with this Section 1(A)(ii) be as partial relief for the damages to the Purchasers by reason of any such delay in their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity).

Anything to the contrary in this Section 1(A)(ii) notwithstanding, the reduction in the exercise price of the Warrants shall equally apply to the Placement Warrants.

(iii) Waiver of Penalty Provisions. Holder hereby acknowledges that it has granted to the Placement Agent the right in the Securities Purchase Agreement to make good faith determinations that the Company is working in a timely fashion to file the Resale Registration Statement with the Commission and to cause the Resale Registration Statement to become effective such that the Resale Registration Statement is filed by the Filing Date and is declared effective by the Effective Date. Upon such good faith determination(s) by the Placement Agent that the Company has acted in a timely fashion, the Placement Agent shall waive the penalty provisions relating to the exercise price of the Warrants, and upon such waiver those penalty provisions shall not apply.  The Placement Agent shall make such determination(s) at each time that the penalty provisions otherwise would apply, as applicable. The Placement Agent shall advise the Company and Holders in writing of its good faith determination(s) no later than the date(s) on which the penalty provisions otherwise first would apply.

B. (i) Piggyback Registration. If at any time or from time to time the Company shall determine to register under the 1933 Act any of its securities, other than on Form S-4 or Form S-8 or their then equivalents, and providing that the Registrable Securities have not been registered pursuant to the Mandatory Registration requirements of Section 1(A)(i) hereof, the Company will:

(a) give to Holder written notice thereof at least thirty (30) days prior to filing any such registration statement; and

(b) subject to Section 1(b) below, include in such registration (and any related qualification under blue sky laws or other compliance) and in any underwriting involved therein, the Shares and Warrant Shares (collectively, the “Registrable Securities”) requested by Holder to be included therein pursuant to a written notice delivered by Holder to the Company within twenty (20) days after receipt by Holder of the written notice referred to in clause (i) above. The term Registrable Securities shall also mean (i) any common shares or other securities of the Company issued or issuable with respect to, or in exchange for or in replacement of the Shares or Warrant Shares and such additional or lesser amount of shares upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that, notwithstanding any other provision in this Section 1 or elsewhere in this Agreement, the Shares or the Warrant Shares shall only be treated as Registrable Securities for the purposes of this Section 1 to the extent that they have not been, and may not be, sold pursuant to Rule 144 under the Securities Act.

(iii) Underwriting. If the registration is for a registered public offering involving an underwriting, the Company shall so advise Holder as a part of the written notice given pursuant to Section 1(a) hereof. In such event, the right of Holder to registration pursuant to this Agreement shall not be conditioned upon Holder’s participation in such underwriting and the inclusion of Registrable Securities in the underwriting. If Holder proposes to distribute Registrable Securities through such underwriting, Holder shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may totally eliminate or partially limit the Registrable Securities and other securities to be distributed through such underwriting, for the account of Holder; provided, that in such event, the registration statement shall not be deemed a registration for purposes of Section 1(d) hereof.

(iv) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Agreement prior to the effectiveness of such registration. Any registration terminated or withdrawn prior to the effectiveness of such registration shall not be deemed a Registration for purposes of Section 1(d) hereof. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2 hereof.

(v) Number of Registrations. The Company is obligated to effect only one (1) registration pursuant to this Agreement.

2. Expenses of Registration. All Registration Expenses incurred in connection with registration pursuant to Section 1 shall be borne by the Company. "Registration Expenses" shall mean all expenses, except underwriters or placement agent’s fees or discounts and except as otherwise stated below, incurred by the Company in complying with this Agreement, including, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, fees to issue the Shares and Warrant Shares and the expense of any special audits incident to or required by any such registration.

3 Registration Procedures. In the case of a registration effected by the Company pursuant to this Agreement, the Company will keep Holder advised in writing as to the initiation of the registration and as to the completion thereof. At its expense, the Company will:

(a) Prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until the distribution described in the registration statement has been completed;

(b) Prepare and file with the SEC during the period specified in Section 3(a) such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement; and

(c) Furnish to Holder and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as Holder and such underwriters may reasonably request in order to facilitate the public offering of such securities;

4. Non-Transferable Registration Rights. The rights to cause the Company to register securities granted Holder under this Agreement may not be assigned.

5. Indemnification for Registration.

(a) Holder shall indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any reasonable investigation, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or preceding or any claim asserted, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by Holder for purposes of including therein. Notwithstanding the foregoing, the liability of Holder under this subsection (a) shall be limited to the lesser of (i) the proportion that the public offering price of shares sold by Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the net proceeds received by Holder for the sale of Registrable Securities covered by such registration statement and (ii) the amount of any damages which Holder would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the foregoing, any party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall not be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation and the limitation set forth in the immediately preceding sentence shall not apply.

(b) In connection with each registration statement relating to disposition of Registrable Securities, the Company shall indemnify and hold harmless each Holder and each underwriter of Registrable Securities and each person, as that term is defined in the Act, if any, who controls such Holder or underwriter (within the meaning of Section 15 of the Act or Section 20 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Holder or underwriter (or any person controlling such Holder or underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) on account of any losses, claims, damages or liabilities arising from the sale of the Registrable Securities if such untrue statement or omission was made in such registration statement, prospectus or preliminary prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter for purposes of including therein. The Company shall also indemnify selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who controls such person (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if requested. The indemnity provisions set forth herein shall be in addition to any liability which the Company may otherwise have.

(c) Any party that proposes to assert the right to be indemnified hereunder will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 5(a) or 5(b) shall be available to any party who shall fail to give notice as provided in this Section 5(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) it shall have been reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party; it being understood, however, that the Company shall not be liable for the fees and expenses of more than one separate counsel representing the indemnified parties) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnified party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

(d) In connection with each registration statement relating to the disposition of Registrable Securities, if the indemnification provided for in subsection (a) or (b) of this Section 5.3 is unavailable to an indemnified party thereunder in respect to any losses, claims, damages or liabilities referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsections (a) or (b) of this Section 5.3 in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement (if any) entered into in connection with an underwritten public offering of the Registrable Securities are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

6. Information by Holder. Holder shall furnish to the Company such information regarding Holder, the Registrable Securities held by him and the distribution proposed by Holder in connection with an underwriting (if any) as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance in connection with a registration.

7. Miscellaneous.

(a)  If one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(b) Waiver of any default shall not constitute waiver of any other or subsequent default.

(c) Except as otherwise expressly set forth herein, any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail or by courier, to the respective addresses of the parties as first set forth above. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered, or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered.

(d) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

(e) No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by all of the parties hereto. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, will be limited to the specific breach waived.

(f) The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and will not affect the construction or interpretation of this Agreement.

(g) This agreement shall be construed, enforced, and administered in accordance with the laws of the State of New York, under the jurisdiction of the State of New York, without giving effect to any provision thereof that would compel the application of the substantive laws of any other jurisdiction and without regard to the conflicts of law provisions. The parties consent to the jurisdiction of the federal and state courts located in the State of New York regarding all matters under this Agreement.

(h) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties. There are no representations, warranties, forms, conditions, undertakings or collateral agreements, express, implied or statutory between the parties other than as expressly set forth in this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed as of the ____ day of _______, 2007.

By:
John Bjelland, President and CEO

Signature of Holder

(Print Name of Holder)